Warburg Pincus Private Equity IX, L.P.
Issuer & Ticker Symbol:   Somera Communications, Inc. (SMRA)
Date of Event Requiring Statement:  June 24, 2006
                                                                    Exhibit 99.3

                            JOINT FILERS' SIGNATURES



                                            WARBURG PINCUS IX, LLC

                                            By:  Warburg Pincus Partners, LLC,
                                                 its Sole Member,
                                                 By:  Warburg Pincus & Co.,
                                                      its Managing Member

                                            By:  /s/ Scott A. Arenare
                                               ---------------------------------
Date:  July 5, 2006                             Name:  Scott A. Arenare
                                                Title: Partner


                                            WARBURG PINCUS PARTNERS, LLC

                                            By:  Warburg Pincus & Co., its
                                                 Managing Member


                                            By:  /s/ Scott A. Arenare
                                               ---------------------------------
Date:  July 5, 2006                             Name:  Scott A. Arenare
                                                Title: Partner


                                            WARBURG PINCUS LLC


                                            By:  /s/ Scott A. Arenare
                                               ---------------------------------
Date:  July 5, 2006                             Name:  Scott A. Arenare
                                                Title: Managing Director


                                            WARBURG PINCUS & CO.


                                            By:  /s/ Scott A. Arenare
                                               ---------------------------------
Date:  July 5, 2006                             Name:  Scott A. Arenare
                                                Title: Partner


                                            By:  /s/ Scott A. Arenare
                                               ---------------------------------
Date:  July 5, 2006                             Name: Charles R. Kaye
                                                By:   Scott A. Arenare,
                                                      Attorney-in-Fact*


                                             By:  /s/ Scott A. Arenare
                                               ---------------------------------
Date:  July 5, 2006                             Name: Joseph P. Landy
                                                By:   Scott A. Arenare,
                                                      Attorney-in-Fact**

* Power of Attorney given by Mr. Kaye was previously filed with the SEC on March 2, 2006 as an exhibit to a Schedule 13D filed by Building Products, LLC, with respect to Builders FirstSource, Inc.

** Power of Attorney given by Mr. Landy was previously filed with the SEC on March 2, 2006 as an exhibit to a Schedule 13D filed by Building Products, LLC, with respect to Builders FirstSource, Inc.